Exhibit 99

1 Global Telecom & Technology Company Overview  Rick Calder, President & CEO 13th Annual Needham & Co. Growth Conference January 13, 2011

2 Disclaimer This presentation may contain “Forward-Looking Statements”  within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.    All statements other than statements of historical facts made in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements.   These statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive risks, uncertainties, and contingencies, many of which are beyond our control.  Undue reliance should not be placed on such statements. We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by any forward-looking statements contained in this presentation. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause the company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors and risks that could cause actual results to differ materially from our expectations are described in the most recent Global Telecom and Technology Forms 10-Q and 10-K, on file with the SEC. (www.sec.gov)The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties, assumptions, and other factors.  We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Investment Highlights Leading provider of global data telecom services Accelerating demand for bandwidth and network interconnections Proprietary operating platform drives competitive advantages, economies of scale Profitable, cash-flow generating business model with proven results Deep telecommunications sector experience and leadership Positioned for continued organic growth and growth through acquisition

4 Accelerating Demand for Data Services “More Bits delivered to More Places” Global Wireline Data market estimated at approximately $250 billion per annum 1 IDC estimates the size of the “digital universe” will double every 18 months 2 73% growth in 2008 to 487 billion gigabytes of information produced  2 1 Source: IDC World Wide Telecommunications Services Database 2H09      2 IDC, “As the Economy Contracts, the Digital Universe Expands”, 2009

5 Broad Portfolio of Data Telecommunication Services Active in over 80 Countries Dedicated Internet AccessDIA Fast Ethernet DIA Gigabit Ethernet DIA 10 Gigabit Ethernet Managed Services Managed Colocation  MPLS Managed VPN & Mobility 24x7 NOC Support Wide Area Networking Private Line Ethernet Transport Hub Services P2P Wireless Networking

6 Blue-Chip Clients in Three Core Segments Enterprise & Government System Integrators/VAR’s Carriers Tapping GTT network of global partners for off-net reach Outsourcing data connectivity, for client projects Providing wireline wide-area data networking services for corporate use Plus over 75 others including:One of the largest US wireless providersOne of the largest US cable operatorsLeading global IP network operator Plus some of the world’s largest: Global consulting & law firms Global financial institutions US Government agencies Global manufacturers Plus: Global financial information provider Global trading solutions and platform providers Government solutions providers Internet security and infrastructure provider Largest Internet media and content delivery provider

7 Differentiated by Global Reach and Reliable Implementation GTT Competitive Advantages Unique Intellectual Capital Creates Competitive Advantages Client Management Database (CMD)

Growth Strategy

- **Drive Organic Growth**
  - Focus on data telecom services
  - Focus on medium to large clients, including enterprises, system integrators, government and carriers
  - Invest in GTT network assets

- **Drive Growth through Acquisition**
  - Focus on data telecom services with medium to large clients
  - Acquire complementary network assets
  - Identified targets in US and Europe

Copyright © 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net
GTT Confidential – For Discussion Purposes Only

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9 Accelerating Performance Dollars in $000 Adjusted EBITDA 3 Revenue 1  2010 estimate based on Q3 YTD actual and run-rate for Q4.  2  2009 adversely impacted by foreign exchange rate fluctuation and its effect on translation of EUR and GPB denominated revenue to GTT’s functional reporting currency (USD)3  Non GAAP measure. Equivalent to: Operating Income excluding Depreciation, Amortization and Non-Cash Compensation costs(Gp:)        2007           2008           2009 2        2010 (est) 1 2007           2008            2009         2010 (est) 1

Efficient, Profitable, Sustainable Business Model

Recurring revenue

- Contracts typically 1-3 yrs
- Services contracted via individual orders, terms staggered

Low capital intensity & low debt required

Aggregate bandwidth demand far outpacing natural unit price reductions

Increasing margins with increasing deployment of owned network assets

Target Business Model

Revenue Range:	$200-$500M
Gross Margin Range:	30-40%
Adj. EBITDA Margin Range:	15-20%

Current Operating Metrics

Gross Margin:	30.3%
SG&A as % of Revenue:	22.5%
Historical Churn Rate:	2.0-2.5%
Geographic Revenue:	75% US 25% Europe
Headcount:	89

High proportion of incremental Gross Margin and EBITDA flows to Net Income and Unlevered Free Cash Flow

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Copyright © 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net
GTT Confidential – For Discussion Purposes Only

Acquisition Strategy – Scaling the Business

Acquisition Criteria

- Expand service portfolio
- Add operating leverage
- Produce economies of scale
- Drive immediate accretion with full synergy realization in 1-2 quarters

WBS Connect – A Case Study

- Added 400 clients
- Expanded data service portfolio
  - Ethernet Transport offering
  - Dedicated Internet Access
- Added network assets
  - Over 60 points of presence in 50 cities
- Leveraged CMD Platform to drive ~$2 million of cost synergy within one quarter
- Positive EBITDA, accretive transaction

Copyright © 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net
GTT Confidential – For Discussion Purposes Only

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Experienced Telecom Leadership

H. Brian Thompson Executive Chairman	Chairman, Comsat International; Chairman & CEO, Global Telesystems; Vice Chairman, Qwest; Chairman & CEO LCI International; EVP, MCI International
Richard D. Calder, Jr. President & CEO, Director	President and COO of InPhonic; President of Business Enterprise and Carrier Markets at Broadwing Communications
Morgan O'Brien Director	Vice Chairman and Co-Founder, Nextel
Didier Delepine Director	Chairman, OneAccess Networks; Chairman & CEO, Equant
Howard Janzen Director	CEO, One Communications; President, Sprint Business Solutions; President & CEO Williams Communications
Rhodric Hackman Director	Co-Head of Communications & Media Investment Banking, PWC
Joe (S. Joseph) Bruno Director	President, Building Hope/Sallie Mae; Director, Carey International; Senior Vice President, CFO & Corporate Secretary, United Payors & United Providers, Inc.
Theodore B. Smith, III Director	President & CEO, John Hassall, Inc.; Institutional Equities Sales group, Bear Stearns
Eric A. Swank Chief Financial Officer	SVP Finance, SkyTerra Communications (Lightsquared); CFO Mobile Satellite Ventures; VP Corporate Planning & IR, American Mobile/Motient
John G. Hendler SVP Global Sales	Vice President Global Wholesale, MCI-Worldcom; Vice President, MFS International; Sprint, Metro-media
Chris McKee General Counsel, Secretary	Vice President General Counsel, Starvox; Vice President Assistant General Counsel, Covad; Executive Director, XO; Deputy General Counsel, Net2000

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Copyright © 2011 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net
GTT Confidential – For Discussion Purposes Only

13 Balance Sheet and Capitalization – Q3 BALANCE SHEET Cash & Cash Equivalents       $7,783PP&E, net                               1,852Goodwill                                   29,164Total Assets                             58,614Total Debt                                 17,573   Stockholders’ Equity               15,131 CAPITALIZATION10% Term Loan1  $10,000   due 9/30/15Revolving Line of Credit 1                  4,04710% Convertible Notes 2            $1,650         due 12/31/10Subordinated Notes               1,546          due 2/8/12Capital Lease                                   330Common Shares o/s           16,796,986       Diluted Shares o/s3             17,361,556 September 30, 2010 - ($000’s) Term Loan and Revolver provided by Silicon Valley Bank.  Maximum Revolving Credit facility availability is $5.0M.  Interest rate between 5-7% based on credit statistics.  10% Convertible Notes refinanced at 12/31/10 through issuance of Units security, (50% long-term 10% Subordinated Notes and 50% common shares).  Assumes treasury method calculation on outstanding options at market. Excludes 12.1M out of money Class Z warrants (expire 4/12) at $5.00 exercise price.  Excludes 333,334 shares issuable to sellers of WBS connect.

14 Investment Highlights Leading provider of global data telecom services Accelerating demand for bandwidth and network interconnections Proprietary operating platform drives competitive advantages, economies of scale Profitable, cash-flow generating business model with proven results Deep telecommunications sector experience and leadership Positioned for continued organic growth and growth through acquisition